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                                                                   Exhibit 10.10

                               SECOND AMENDMENT TO
                       SUBORDINATED LOAN AGREEMENT -- CASH
                            OF NEUBERGER BERMAN, LLC

        This second amendment to the Subordinated Loan Agreement - Cash, dated August 31, 1998, as amended by the First Amendment to the Subordinated Loan Agreement - Cash, dated March 30, 1999 (the "NB Loan Agreement"), between NB Associates, LLC (the "Lender") and Neuberger Berman, LLC (formerly named "Neuberger & Berman, LLC"; the "Organization" or the "Company") is hereby made on September 1, 1999. Capitalized terms not otherwise defined herein shall have the meanings specified in the NB Loan Agreement.

        WHEREAS, the Company desires to prepay, and the Lender desires to accept, prepayment of $35,000,000 of the principal amount specified in "Section 1. GENERAL" of the NB Loan Agreement;

        WHEREAS, the Lender and the Company desire to amend the NB Loan Agreement in order to change the principal amount specified in "Section 1. GENERAL" from "FIFTY MILLION DOLLARS ($50,000,000)" to "FIFTEEN
    MILLION DOLLARS ($15,000,000)";

        WHEREAS, the Lender and the Company desire to cancel the promissory note referred to in "Section 1. GENERAL" of the NB Loan Agreement (the "1999 Note") and to issue a new promissory note replacing the 1999 Note in the amount of $15,000,000 (the "New 1999 Note");

        WHEREAS, the Lender and the Company are required to seek the prior written approval of the Exchange to such prepayment and such amendment to the NB Loan Agreement;

        NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
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        SECTION 1.AMENDMENT. The NB Loan Agreement is amended as follows effective as of the date hereof:

           (a) The principal sum specified in "Section 1. GENERAL" shall be changed from "FIFTY MILLION DOLLARS ($50,000,000)" to "FIFTEEN MILLION DOLLARS ($15,000,000)".

        SECTION 2.This Second Amendment shall be deemed to have been made under, and shall be governed by, the laws of the State of New York in all respects.

        IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and the parties hereto have set their hands and seals as of this 1st day of September, 1999.


NEUBERGER BERMAN, LLC               NB ASSOCIATES, LLC
    (Company)                           (Lender)


By: /s/ Vincent Cavallo             By: /s/ C. Carl Randolph